Supplement dated October 27, 2008
to the
PMC Funds Prospectus
dated July 2, 2007, as supplemented October 10, 2007

This supplement makes the following amendments to disclosures in the Prospectus dated July 2, 2007, as supplemented October 10, 2007.

The disclosure in the section entitled “The Sub-Advisers and Portfolio Managers” is amended as set forth below reflecting the replacement of Mr. Steven Lear with Mr. Wesley Sparks as lead Portfolio Manager of the Core Fixed Income Fund:

Schroder Investment Management North America Inc.
The Adviser has entered into a sub-advisory agreement with Schroder Investment Management North America Inc. (“Schroder”) to manage a portion of the Core Fixed Income Fund’s assets.  Schroder is located at 875 Third Avenue, 22nd Floor, New York, NY 10022, and is a registered investment adviser.  Schroder is controlled by Schroder U.S. Holdings Inc., and is an indirect wholly-owned subsidiary of Schroders plc, who, through its affiliated companies, is a global asset management group with over $259 billion in assets under management.  Schroder provides asset management products and services to clients in the US and Canada, including individual investors, investment companies and institutional clients.  As of June 30, 2008, Schroder had $36.1 billion in assets under management.

Schroder uses a team approach to decisionmaking, in which a team of portfoio managers focuses on an area of market expertise rather than a specific set of portfolios.  Listed below is the lead Portfolio Manager for the Core Fixed Income Fund with respect to the portion of the Fund’s assets managed by Schroder.

Wesley Sparks, CFA
Wesley Sparks is the Portfolio Manager primarily responsible for the segment of the Core Fixed Income Fund’s assets managed by Schroder.  Mr. Sparks has been with Schroder as the Head of U.S. Credit Strategies for eight years and is now the Head of U.S. Fixed Income for the firm.  Mr. Sparks received a Bachelor of Arts Degree in Economics from Northwestern University and an MBA in Finance from the Wharton School at the University of Pennsylvania.

Please retain this supplement with your Prospectus

Supplement dated October 27, 2008
to the
PMC Funds Statement of Additional Information
dated July 2, 2007, as supplemented October 10, 2007

This supplement makes the following amendments to disclosures in the Statement of Additional Information (“SAI”) dated July 2, 2007, as supplemented October 10, 2007.

The disclosure in the section entitled “Management of the Funds – Board of Trustees” is amended as set forth in the excerpt of the table showing the Officers of the Fund to reflect the appointment of Mr. Michael McVoy as Chief Compliance Officer and Mr. John Buckel as Vice President and Treasurer:

Management of the Fund

(Table excerpted.)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation During the Past Five Years	Other Directorships Held by Trustee
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Chair-person, President and Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	25	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).
John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Vice President and Treasurer	Indefinite Term, Since January 10, 2008 (Vice President) and Since September 10, 2008 (Treasurer)	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004-Present); Mutual Fund Administrator, United Missouri Bank (2000-2004)	N/A
Michael McVoy 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Chief Com-pliance Officer	Indefinite Term; Since August, 2008	N/A	Chief Compliance Officer, U.S. Bancorp Fund Services, LLC	N/A
Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Secretary	Indefinite Term; Since November 15, 2005	N/A	Counsel, U.S. Bancorp Fund Services, LLC (September 2004-present).	N/A
* Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter to several series of the Trust, but not the Funds.

The disclosure in the sections entitled “Sub-Advisers” and “Other Accounts Managed by the Portfolio Managers” are amended as set forth below to reflect the replacement of Mr. Steven Lear with Mr. Wesley Sparks as Lead Portfolio Manager of the Core Fixed Income Fund:

Schroder Investment Management North America Inc.
The Adviser has entered into a sub-advisory agreement with Schroder Investment Management North America Inc., (“Schroder”) to manage a portion of the Core Fixed Income Fund’s assets.  Schroder is located at 875 Third Avenue, 22nd Floor, New York, NY 10022, and is a registered investment adviser.  Schroder is controlled by Schroder Holdings, Inc., and is an indirect wholly-owned subsidiary of Schroders plc, an investment management group with over $259 billion in assets under management.  Schroder provides asset management products and services to clients in the US and Canada, including individual investors, investment companies and institutional clients.  As of June 30, 2008, Schroder had $36.1 billion in assets under management.

Schroder uses a team approach to decisionmaking, in which a team of portfoio managers focuses on an area of market expertise rather than a specific set of portfolios.  Listed below is the lead Portfolio Manager for the Core Fixed Income Fund with respect to the portion of the Fund’s assets managed by Schroder.

Wesley Sparks, CFA
Wesley Sparks is the lead Portfolio Manager primarily responsible for the segment of the Core Fixed Income Fund’s assets managed by Schroder.  Mr. Sparks has been with Schroder as the Head of U.S. Credit Strategies for eight years and is now the lead Portfolio Manager and the Head of U.S. Fixed Income for the firm. Mr. Sparks received a Bachelor of Arts Degree in Economics from Northwestern University and an MBA in Finance from the Wharton School at the University of Pennsylvania.

Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below.  Asset amounts are approximate as of the date of this SAI, and have been rounded.

(Table excerpted.)

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Wesley Sparks (Schroder)	2	$86.6 million	19	$2.39 billion	67	$4.11 billion

The disclosure in the sections entitled “Material Conflicts of Interest” and “Portfolio Manager’s Compensation” are amended as set forth below to reflect changes by Schroder:

Page B-39 (Material Conflicts of Interest)

Schroder Investment Management North America Inc.  Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts.  For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts by selling a security for one account and continuing to hold it for another account.  In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen as itself to constitute a conflict with the interest of a Fund.

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The portfolio manager may also execute transactions for another Fund or account at the direction of such Fund or account that may adversely impact the value of securities held by a Fund.  Securities selected for Funds or accounts other than such Fund may outperform the securities selected for the Fund.  Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible Funds and accounts. Schroder’s policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time.  Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as small size of an issue, orders will be allocated among clients in a manner believed by Schroder to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest.  A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.  Also, potential conflicts of interest may arise since the structure of Schroder’s compensation may vary from account to account.

Schroder has adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Page B-43 (Portfolio Mangers’ Compensation)

Schroder Investment Management North America Inc.  Portfolio managers are compensated for their services to the Fund and to other accounts managed in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroder employees.  Base salary of Schroder employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked against market data to ensure competitive salaries, and is paid in cash.  The portfolio manager’s base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.  Each portfolio manager’s bonus is based in part on employee performance.  Discretionary bonuses for portfolio managers are determined by a number of factors.  At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the Schroder organization globally.  Schroder then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area.  For each team, Schroder assesses the performance of their funds relative to competitors and to relevant benchmarks, over one- and three-year periods, the level of funds under management and the level of performance fees generated.  Schroder also reviews “softer” factors such as leadership, innovation, contribution to other parts of the business and adherence to corporate values.  An employee’s bonus is paid in a combination of cash and Schroders plc stock, as determined by Schroder.  This stock vests over a period of three years and ensures that the interests of the employees are aligned with those of Schroder.

Please retain this supplement with your Statement of Additional Information

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